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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): September 4, 1996



                              STARBASE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                    0-25612                  33-0567363
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
         of Incorporation)                                Identification No.)


        18872 MACARTHUR BOULEVARD,
           IRVINE, CALIFORNIA                                       92612
(Address of Principal Executive Offices)                          (Zip Code)

                                 (714) 442-4400
              (Registrant's telephone number, including area code)



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    This Current Report on Form 8-K is filed by StarBase Corporation, a
Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5.    OTHER EVENTS

     On September 4, 1996, StarBase Corporation announced that trading of its common stock has commenced on the NASDAQ SmallCap Market.

     "Our ability to meet the requirements for trading on the NASDAQ SmallCap Market is an important step for our company," said StarBase CFO Robert Leimena. "We are funded to support the marketing and customer support requirements for StarTeam 2.0, which started shipping last week. Our ability to trade on NASDAQ is a step in the continuing effort to achieve greater recognition for StarBase and its products."

     Prior to the listing of the Company's common stock on the NASDAQ SmallCap Market, the Company's common stock was quoted on NASDAQ Electronic Bulletin Board.



ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

99.1  Press release dated September 4, 1996.



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      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 1996                            STARBASE CORPORATION

                                               By: /s/ ROBERT W. LEIMENA
                                                   -----------------------
                                                   Robert W. Leimena
                                                   Chief Financial Officer



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EXHIBIT INDEX


Exhibit
   No.                  Description               Page
- -------    ------------------------------------   ----

  99.1   Press release dated September 4, 1996.     5



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